SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       SUNGLASS HUT INTERNATIONAL, INC.
               (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:
  (2) Aggregate number of securities to which transactions applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  (4) Proposed maximum aggregate value of transaction:
  (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount Previously Paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:

                              [SUNGLASS HUT LOGO]

                        SUNGLASS HUT INTERNATIONAL, INC.

TO OUR SHAREHOLDERS:

I am pleased to invite you to attend the Annual Meeting of Shareholders of Sunglass Hut International, Inc., to be held on Wednesday, June 7, 2000 at 9:00 o'clock a.m. at the Omni Colonnade Hotel, 180 Aragon Avenue, Coral Gables, Florida 33134.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

This year we have accepted the challenge to provide a Proxy Statement written in "plain English". This is consistent with the SEC's desire to provide information to shareholders in a concise, easy to understand format. We hope you like this new, simplified format.

You may now vote over the Internet or by telephone. Voting by telephone or over the Internet is quick and easy to do, and I encourage you to try one of these methods. Please refer to the enclosed proxy card for details on how to vote using one of these methods. Of course, you still have the option of voting by mailing a traditional proxy card.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. Voting over the Internet, by phone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Sunglass Hut International, Inc.

                                        Sincerely,

                                        James N. Hauslein
                                        Chairman of the Board

May 9, 2000

                              [SUNGLASS HUT LOGO]

                       SUNGLASS HUT INTERNATIONAL, INC.
                              255 ALHAMBRA CIRCLE
                            CORAL GABLES, FL 33134
                                (305) 461-6100

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME:                  9:00 A.M. on Wednesday, June 7, 2000.

PLACE:                 Omni Colonnade Hotel
                       180 Aragon Avenue
                       Coral Gables, Florida 33134

ITEMS OF BUSINESS:     (1) To elect 2 directors to serve a term of 3 years.
                       (2) To consider and transact such other business as may
                           properly come before the meeting.

RECORD DATE:           You are entitled to vote if you were a shareholder at the
                       close of business on Tuesday, April 25, 2000.

VOTING BY PROXY:       Please submit a proxy as soon as possible so that your
                       shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone or (3) by mail. For specific instructions, please refer to the QUESTIONS AND ANSWERS beginning on page 2 of this Proxy Statement and the instructions on the proxy card.

                       By Order of the Board of Directors

                       / s / Jill Witter
                       Jill Witter
                       Vice President, General Counsel and Secretary

THIS PROXY STATEMENT AND ACCOMPANYING PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT MAY 9, 2000.

                             QUESTIONS AND ANSWERS
                  THE PROXY MATERIALS AND THE ANNUAL MEETING.

Q:  WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors (the "Board") of Sunglass Hut International, Inc. (sometimes referred to as the "Company" or "Sunglass Hut") is providing these proxy materials for you in connection with Sunglass Hut's Annual Meeting of Shareholders which will take place on June 7, 2000. You are invited to attend the meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1999 Annual Report is also enclosed.

Q:  WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: There is one proposal scheduled to be voted on at the meeting--the election of two directors, both of whom will serve a term of three years.

Q:  WHAT IS SUNGLASS HUT'S VOTING RECOMMENDATION?

A: Our Board of Directors recommends that you vote your Shares "FOR" each of the nominees to the Board .

Q:  WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of April 25, 2000, the RECORD DATE, may be voted by you. These shares include those (1) held directly in your name as the SHAREHOLDER OF RECORD, and (2) held for you as the BENEFICIAL OWNER through a stockbroker, bank or other nominee.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most Sunglass Hut shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    SHAREHOLDER OF RECORD

    If your shares are registered directly in your name with Sunglass Hut's Transfer Agent, American Stock Transfer, you are considered, with respect to those shares, the SHAREHOLDER OF RECORD, and these proxy materials are being sent directly to you by Sunglass Hut. As the SHAREHOLDER OF RECORD, you have the right to grant your voting proxy directly to Sunglass Hut or to vote in person at the meeting. Sunglass Hut has enclosed a proxy card for you to use.

  BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the SHAREHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the SHAREHOLDER OF RECORD, you may not vote these Shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the SHAREHOLDER OF RECORD may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

    EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY IN ADVANCE SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING. YOU MAY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR MAIL. THESE METHODS ARE DESCRIBED BELOW IN DETAIL.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

    BY INTERNET - If you live in the United States and have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee. Please note some brokerage firms do not provide for Internet voting.

    BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Phone" instructions on the proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

    BY MAIL - You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q:  CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the Annual Meeting and voting in person.

    Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:  HOW ARE VOTES COUNTED?

A: In the election for directors, the 2 persons in Class I receiving the highest number of "FOR" votes will be elected. You may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

    For any other matter that may be submitted, the affirmative "FOR" vote of a majority of those shares present and entitled to vote is required. If you are a BENEFICIAL OWNER and do not provide the SHAREHOLDER OF RECORD with voting instructions, your shares may constitute BROKER NON-VOTES, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 17. In tabulating the voting result for any particular proposal, shares which constitute BROKER NON-VOTES are not considered entitled to vote.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:  WHEN CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our Form 10-Q for the second quarter of fiscal year 2000.

    ADDITIONAL Q & A INFORMATION REGARDING THE ANNUAL MEETING AND SHAREHOLDER PROPOSALS MAY BE FOUND ON PAGES 17 AND 18 BELOW.

                           COMMON STOCK OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 10, 2000 concerning (1) beneficial ownership by all other Sunglass Hut directors and executive officers named in the Summary Compensation table on page 12 (the "Named Officers"), (2) beneficial ownership by all Sunglass Hut directors and executive officers as a group, and (3) each beneficial owner of more than 5% of the Company's Common Stock.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under Securities and Exchange Commission rules. The information is not necessarily indicative of beneficial ownership for any other purpose under such rules. Beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of June 24, 2000 (60 days after the record date of April 25, 2000) through the exercise of any stock option or other right ("Vested Options"). Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

                                              AMOUNT AND NATURE OF          PERCENT
NAME AND ADDRESS(1)                           BENEFICIAL OWNERSHIP          OF CLASS
--------------------------------------   -------------------------------   ---------
James N. Hauslein                        Direct                924,955
                                         Vested Options        759,356
                                          Total              1,684,311         3.9%
Rohit M. Desai(2)                        Vested Options         59,200           *
John H. Duerden                          Vested Options         59,200           *
Robert C. Grayson                        Direct                 80,000
                                         Vested Options         19,200
                                          Total                 99,200           *
William E. Phillips                      Direct                 12,500
                                         Vested Options         19,200           *
                                          Total                 31,700
John X. Watson                           Vested Options        408,332           *
Eric J. Schumann                         Direct                  1,400
                                         Vested Options        121,666
                                          Total                123,066           *
Larry G. Petersen                        Direct                 10,000
                                         Indirect(3)             3,240
                                         Vested Options        224,100
                                          Total                237,340           *
Stephen P. Lundeen                       Direct                  3,500
                                         Vested Options         43,333
                                          Total                 46,833           *
Terry G. Pritikin                        Direct                  3,000
                                         Indirect(4)             1,652
                                         Vested Option          33,333
                                          Total                 37,985           *
All directors and executive officers     Direct(5)           1,050,855
as a group (19 persons)                  Vested Options      2,032,585
                                         Indirect(3)(4)          4,892
                                          Total              3,088,332         7.3%

                                   AMOUNT AND NATURE OF        PERCENT
NAME AND ADDRESS(1)                BENEFICIAL OWNERSHIP        OF CLASS
----------------------------   ----------------------------   ---------
Capital Research and           Direct           6,226,000
 Management Company(6)         Indirect(7)        752,070
                                Total           6,978,070        16.3%
Morgan Stanley Dean
  Witter & Co.(8)              Direct           5,279,023        12.3%

Greenway Partners, L.P.(9)     Direct           5,208,600        12.1%

FMR Corporation(10)            Direct           2,326,746        10.8%
                               Indirect(11)       235,034
                                Total           2,561,780         5.9%

----------------
  *        Less than 1%

 (1)       Unless otherwise indicated, the address of each of the beneficial owners identified is 255
           Alhambra Circle, Coral Gables, Florida 33134.

 (2)       Mr. Desai disclaims beneficial ownership of 258,000 shares held of record by Equity-Linked
           Investors II, a limited partnership. The general partner of ELI-II is Rohit M. Desai Associates -
           II (the "General Partner"). Mr. Desai is the managing general partner of the General Partner.
           Mr. Desai is also the sole shareholder, Chairman of the Board and President of Desai Capital
           Management Incorporated ("DCMI"), which acts as an investment advisor to ELI-II. Under the investment advisory agreement between DCMI and ELI-II, DCMI has the power to vote and dispose of these securities. Mr. Desai's address is 540 Madison Avenue, 36th Floor, New York,
           New York 10022.

 (3)       Subject to issuance upon conversion of $98,000 aggregate principal amount of the Company's
           5.25% Convertible Subordinate Notes due 2003 held by Mr. Petersen.

 (4)       Subject to issuance upon conversion of $50,000 aggregate principal amount of the Company's
           5.25% convertible subordinate notes due 2003 held by Mr. Pritikin.

 (5)       Does not include shares held of record by ELI-II. See Footnote (2).

 (6)       Based on the Schedule 13G dated December 31, 1999, filed with the SEC by Capital Research and Management Company ("CRMC") and SMALLCAP World Fund, Inc. ("SWF"). The
           Schedule 13G reports that CRMC is an investment advisor registered under Section 203 of the
           Investment Advisors Act of 1940. Of the 6,226,000 shares reported, 3,200,000 or 7.1% are beneficially owned by SWF, an investment company registered under the Investment Company
           Act of 1940. CRMC has sole dispositive power over all such shares and no voting power. The
           Address reported for CRMC and SWF is 333 South Hope Street, Los Angeles, CA 90071.

 (7)       Subject to issuance upon conversion of $17,250,000 principal amount of the Company's 5.25%
           Convertible Subordinated Notes due 2003.

 (8)       Based on the Schedule 13G dated February 1, 2000 by Morgan Stanley Dean Witter & Co.
           ("Morgan") and Miller Anderson & Sherrerd, LLP ("Miller"), 1585 Broadway, New York, New
           York, 10036. Morgan and Miller are Investment Advisors registered under Section 203 of the
           Investment Advisors Act of 1940. Accounts managed on a discretionary basis by Miller, a wholly owned subsidiary of Morgan, are known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from, the sale of such securities. No such account holds more than 5% of the class.

 (9)       Based on the Schedule 13D dated September 9, 1999, filed with the SEC by Greenway Partners,
           L.P., 277 Park Avenue, 27th Floor, New York, NY, 10017. Includes shares beneficially owned by various partners and affiliates referenced in the Schedule 13D/A.

(10)       Based on the Schedule 13G/A dated April 10, 2000, filed with the SEC by FMR Corp., 82
           Devonshire Street, Boston, MA, 02109. Includes shares beneficially owned by affiliates identified in the Schedule 13G/A.

(11)       Subject to issuance upon conversion of $6,920,000 principal amount of the Company's 5.25%
           Convertible Subordinated Notes due 2003.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our stock. During fiscal 1999, Mr. William E. Phillips, a director, was delinquent reporting a gift of shares. It was also determined that Mr. Eric J. Schumann inadvertently failed to report on Form 3 ownership of 1,000 shares of Common Stock and was delinquent in reporting a purchase of 400 shares. Except as reported above, Sunglass Hut believes that during fiscal 1999, its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements. In making this statement, Sunglass Hut has relied upon the written representations of its directors and officers.

                       BOARD STRUCTURE AND COMPENSATION

Mr. William S. Field, whose term expires at the Annual Meeting, is retiring from the Board of Directors. Mr. Field has been a valued member of the Board since 1991. His advice and counsel have been invaluable to the Board and will be missed. The Board voted to reduce the number of directors from 7 to 6 effective June 7, 2000. The Board is divided into 3 classes with staggered terms of 3 years each. There are 2 committees of the Board, the Audit Committee and the Compensation Committee. The membership during fiscal 1999 and the function of each committee are described below. During fiscal 1999, the Board held 4 meetings and each director attended at least 75% of all Board and applicable committee meetings.

NAME OF DIRECTOR                                   AUDIT       COMPENSATION
---------------------------------------------   -----------   -------------
   CLASS I DIRECTORS:--(term expires 2000)
    John H. Duerden                                                 X
    William S. Field (retiring)                                     X*
    John X. Watson

   CLASS II DIRECTORS:--(term expires 2001)
    Robert C. Grayson                                X
    James N. Hauslein                                X*

   CLASS III DIRECTORS:--(term expires 2002)
    Rohit M. Desai                                   X
    William E. Phillips                                             X

   Number of Meetings in Fiscal 1999                 5              2

                        X = Committee Member   * = Chair

                              THE AUDIT COMMITTEE

The Audit Committee consists of James N. Hauslein, Chairman, Rohit M. Desai and Robert C. Grayson. Messrs. Desai and Grayson are independent directors. Although Mr. Hauslein is not considered an independent director, it is the Board's opinion that it is in the best interest of the Company and its shareholders for Mr. Hauslein to be a member of the Audit

Committee. Mr. Hauslein's knowledge of the Company's operations, its financial history, and the industries in which the Company competes enables the Audit Committee to provide more detailed and in-depth reviews. Mr. Hauslein was an employee of the Company between May 1997 and February 1998. Additionally, Hauslein & Company, Inc., a corporation owned and controlled by Mr. Hauslein, provides management and consulting services to the Company. (See "Director Compensation" below).

The Board of Directors concurs with SEC Blue Ribbon Committee on Audit Committees that the Audit Committee function should be one of oversight and monitoring of financial reporting. Since its Initial Public Offering in 1993, the Company has consistently applied many of the recommendations of the SEC Blue Ribbon Committee. For example, since 1993 the Company has required the Company's quarterly financials be reviewed by its independent auditors and the Audit Committee prior to public release and filing the SEC Form 10-Q. Consequently, no changes were necessary in order for the Company to be in full compliance with the final rules on Audit Committees adopted by the SEC and the NASD except for the adoption of a formal written charter.

The primary functions of the Audit Committee are to recommend the appointment of the public accountants and review with them their report on the financial reports of the Company; to review the adequacy of the system of internal controls and of compliance with material policies and laws; and to provide a direct channel to the Board of Directors for the public accountants and internal auditors, and, when needed, finance officers, compliance officers and the general counsel.

The Board of Directors has approved the adoption of a written charter which governs the Audit Committee and is attached as Appendix A.

                          THE COMPENSATION COMMITTEE

The Compensation Committee is responsible for setting and administering the annual compensation of the Company's executive officers and administering the Company's incentive compensation program.

                             DIRECTOR COMPENSATION

CASH COMPENSATION

Employee directors receive no additional compensation other than their normal salary for serving on the Board of Directors or its committees. Directors who are not employees of the Company receive an annual retainer of $15,000 payable in quarterly installments.

Directors also receive $2,500 for each Board meeting attended and $500 for each committee meeting attended if the committee meeting is not held in conjunction with a Board meeting. Additionally, the Company reimburses all directors for expenses incurred in connection with the activities as directors. These reimbursements totaled $46,805 in fiscal 1999.

The Company has entered into a Consulting and Management Services Agreement with Hauslein & Company, Inc. (the "Consultant"), a corporation owned and controlled by James

N. Hauslein, the Company's Chairman of the Board. Pursuant to the agreement, Mr. Hauslein provides management and consulting services to the Company. During fiscal 1999, the Company paid Consultant consulting and management fees of $ 393,000 and reimbursed expenses in the amount of $13,627.

1996 EXECUTIVE INCENTIVE COMPENSATION PLAN (THE "1996 PLAN")

Each non-employee director receives, upon the initial election to the Board, options to purchase 40,000 shares of Common Stock. Options to purchase 6,000 shares of Common Stock are granted annually under the 1996 Plan to each non-employee director. Non-employee directors are also entitled to receive an annual grant of 1,500 shares of Restricted Common Stock.

All annual awards are made on the date the Company issues its annual earnings release for the prior fiscal year. The exercise price is the closing sale price on the date of grant, as reported by the NASDAQ National Market. One third of the option grants can be exercised one year after the grant date, two-thirds after two years, and 100% after three years. On March 22, 2000, each of the non-employee directors received options to purchase 6,000 shares of Common Stock at a per share exercise price of $ 7.875. In addition, each non-employee director elected to receive, in lieu of the grant of 1,500 shares of Restricted Common Stock, an additional grant of options to purchase 3,000 shares of Common Stock. These options were also issued at a per share exercise price of $ 7.875.

DEFERRED COMPENSATION PLAN

Non-employee directors may elect to defer cash compensation. Payment is calculated as the original compensation amount adjusted for the appreciation (depreciation) of the Company's Common Stock for the period between the date earned and the date paid. Payments can be made in cash or Common Stock. Two directors elected to defer compensation in fiscal 1999. Total compensation deferred by directors since 1995 is valued at $248,664.

                             ELECTION OF DIRECTORS

There are 2 nominees for election to our Board this year. If any director is unable to stand for re-election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the event a substitute is designated, shares represented by proxies may be voted for the substitute nominee.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

John H. Duerden and John X. Watson are both nominees for a term of 3 years expiring in 2003.

                              BOARD OF DIRECTORS

JAMES N. HAUSLEIN
Director since 1990
Age 41

Mr. Hauslein has served as Chairman of the Board since July 1991. From July 1991 through January 1995, and from February 1997 through July 1999, Mr. Hauslein devoted substantially all of his working time to the Company's affairs. From May 1997 to February 1998, Mr. Hauslein served as the Company's acting Chief Executive Officer. Mr. Hauslein has been engaged in private equity investments through Hauslein & Company, Inc. on and off since 1990. This was his principal occupation prior to 1991, from February 1995 until February 1997 and since July 1999. He has been a principal shareholder in the Company since June 1987.

JOHN X. WATSON*
Director since 1998
Age 46

Mr. Watson was appointed President and Chief Executive Officer of the Company in February 1998. From July 1995 until his appointment, Mr. Watson was employed by Reebok International, Ltd. where he served as Senior Vice President-Apparel and Senior Vice President-Strategic Marketing/Planning. From 1992 to 1995, Mr. Watson was employed by Esprit de Corp GmBH where he served as President and Chief Operating Officer in Dusseldorf, Germany. Prior to these assignments, he was employed by McKinsey & Company, Inc., where he served as a senior management consultant. Mr. Watson has over 20 years experience in retailing, consumer marketing and international business.

ROHIT M. DESAI
Director from 1987 - 1991 and since 1993
Age 61

Mr. Desai is the Founder, Chairman and President of Desai Capital Management Incorporated, a specialized equity investment management firm in New York which manages the assets of various institutional clients. Mr. Desai serves as a director of The Rouse Company, Finlay Enterprises, Inc., TeleCorp PCS. Inc., and Independence Community BankCorp.

JOHN H. DUERDEN*
Director since 1993
Age 59

Mr. Duerden has served as Chairman of the Board of Directors, Chief Executive Officer and President of Dictaphone Corporation since August 1995. From 1988 to April 1995, Mr. Duerden served Reebok International, Ltd. ("Reebok") in various capacities, most recently as President and Chief Operations Officer. Prior to joining Reebok, Mr. Duerden was employed by Xerox Corporation in a number of executive capacities.

ROBERT C. GRAYSON
Director since 1993
Age 55

Mr. Grayson has served as President of Robert C. Grayson & Associates, a retail consulting group since 1992 and Vice Chairman of BerglassGrayson, Inc., a management consulting group, since 1994. From June 1994 until April 1996 Mr. Grayson served as Chairman of the Board of Tommy Hilfiger Retail, Inc., a subsidiary of Tommy Hilfiger Corporation. Since February 1992, Mr. Grayson has been engaged in consulting and private investments as his principal occupation. From 1985 to 1992, Mr. Grayson served as President and Chief Executive Officer of Lerner, New York. From 1982 until 1985, Mr. Grayson served as President and Chief Executive Officer of Limited Stores, a specialty store division of The Limited, Inc. Mr. Grayson also serves as a director of Ann Taylor, Inc., Kenneth Cole Productions, Inc., and Frisby Technologies, Inc.

WILLIAM E. PHILLIPS
Director since 1992
Age 70

Mr. Phillips has been engaged in consulting, private investments and charitable work as his principal occupation since January 1990. From May 1982 until May 1988, Mr. Phillips served as Chairman of the Board and Chief Executive Officer of Ogilvy & Mather (the Ogilvy Group), an international advertising agency headquartered in New York. Mr. Phillips also served as a director and Chairman of the Executive Committee of the Ogilvy Group from May 1988 through May 1989.
----------------
* Nominees for re-election.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

The table below shows the annual and long-term compensation for the last three years for the Company's Chief Executive Officer and the Company's four next most highly compensated executive officers who were serving as executive officers as of January 29, 2000 (collectively the "Named Officers").

                                                                                                 LONG-TERM
                                                        ANNUAL COMPENSATION                     COMPENSATION
                                       ------------------------------------------------------ ---------------
                                                                     OTHER         NUMBER OF
                               FISCAL                                ANNUAL         OPTIONS      ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR      SALARY      BONUS     COMPENSATION(1)   GRANTED(2)    COMPENSATION
----------------------------- -------- ----------- ----------- ----------------- ------------ ---------------
John X. Watson(3)               1999    $584,615    $337,000      $       --        225,000      $  3,981(4)
President and Chief             1998     500,000     375,000         307,502(5)     250,000            --
Executive Officer               1997      21,154      75,000              --        250,000

Eric J. Schumann(3)             1999     342,308     151,500              --         70,000         4,538(4)
Executive Vice President        1998     300,000     150,000              --             --            --
                                1997     118,846     150,000              --        200,000            --

Larry G. Petersen               1999     260,000      90,000              --         30,000         4,000(4)
Senior Vice President           1998     260,000      78,000              --         69,100         4,698(4)
Chief Financial Officer         1997     260,000      50,000              --         75,000         3,750(4)

Stephen P. Lundeen(3)           1999     250,000      86,500         104,782(6)      30,000         2,644(4)
Senior Vice President           1998     119,231      75,000         203,529(7)     100,000            --
Human Resources                 1997          --          --              --             --            --

Terry G. Pritkin(3)             1999     250,000      86,500         281,662(8)          --            --
Senior Vice President           1998      32,692          --              --        100,000            --
Store Operations                1997          --          --              --             --            --

----------------
(1) Unless otherwise noted, the aggregate amount of perquisites and other personal benefits provided to each Named Officer has been omitted because it is less than the lesser of either $50,000 or 10% of the total of annual salary and bonus of such officer.

(2) See "Option Grants Table" below for additional information about the options granted in March 1999.

(3) Mr. Watson, Mr. Schumann, Mr. Lundeen, and Mr. Pritikin were hired in January 1998, September 1997, August 1998, and December 1998, respectively.

(4) Includes Company contribution to the Sunglass Hut International Savings/Profit Sharing Plan and the Executive Savings Plan to match participant deferrals (included under Salary) to such plans.

(5) Represents $298,502 for reimbursement of relocation expenses and $9,000 automobile allowance.

(6) Represents $91,023 reimbursement of relocation expenses, $4,759 for reimbursement of medical premiums, and $9,000 automobile allowance.

(7) Represents $76,514 for hiring bonus, $122,515 for reimbursement of relocation expenses and $4,500 automobile allowance.

(8) Represents $269,304 for reimbursement of relocation expenses, $7,858 for reimbursement of medical premiums, and $4,500 for automobile allowance.

                       OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information on option grants in fiscal 1999 to each of the Named Officers. Each of the options is a non-qualified stock option granted pursuant to the 1996 Plan, has an exercise price equal to the market price of a share of Common Stock on the date of grant, and vests in increments of 33 1/3% on each of the first three anniversaries of the date of grant.

                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUE AT ASSUMED
                                      % OF TOTAL                                       ANNUAL RATES OF
                                        OPTIONS                                   STOCK PRICE APPRECIATION
                        NUMBER OF     GRANTED TO      EXERCISE                         FOR OPTION TERM
                         OPTIONS       EMPLOYEES     PRICE PER     EXPIRATION   -----------------------------
NAME                     GRANTED         1999          SHARE          DATE            5%             10%
--------------------   -----------   ------------   -----------   -----------   -------------   -------------
John X. Watson           225,000        16.31          $10.56       3/16/09      $1,494,607      $3,787,628
Eric J. Schumann          70,000         5.07           10.56       3/16/09         464,988       1,178,373
Larry G. Petersen         30,000         2.17           10.56       3/16/09         199,280         505,017
Stephen P. Lundeen        30,000         2.17           10.56       3/16/09         199,280         505,017
Terry G. Pritikin             --           --              --            --              --              --

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table provides information on option exercises in fiscal 1999 by each of the Named Officers and the values of each such officer's unexercised options at January 29, 2000. Values are based on the average of the high and low transaction price as reported by the NASDAQ Stock Exchange on January 28, 2000.

                           SHARES                                 NUMBER OF                   VALUE OF UNEXERCISED
                        ACQUIRED ON        VALUE             UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                        EXERCISE(#)     REALIZED($)        AS OF JANUARY 29, 2000            AS OF JANUARY 29, 2000
                       -------------   -------------   -------------------------------   ------------------------------
NAME                                                    EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
--------------------                                   -------------   ---------------   -------------   --------------
John X. Watson                 --               --        249,999          475,001          $531,372        $531,377
Eric J. Schumann           35,000         $153,600         98,333          136,667          $165,986        $112,533
Larry G. Petersen              --               --        135,266           88,834          $182,037        $ 88,603
Stephen P. Lundeen             --               --         33,333           96,667          $ 27,099        $ 54,200
Terry G. Pritikin              --               --         33,333           66,667          $114,598        $229,201

            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

The Company has no employment agreement with any Named Officer. Each Named Officer is eligible to receive options and other awards under the Company's 1996 Plan. The 1996 Plan provides that all awards will immediately vest upon a "change of control", as that term is defined in the 1996 Plan.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE. Each member of the Compensation Committee is an independent outside director. The Committee seeks to ensure that compensation policy and programs appropriately support the successful execution of Sunglass Hut's business strategy. The Chief Executive Officer ("CEO") and the Company's Human Resources staff, as well as outside consultants, are significant resources available to the Committee in discharging its responsibilities.

The Compensation Committee approves all compensation policy and programs in addition to all specific compensation actions for the CEO, Executive Vice President, Senior Vice Presidents and Vice Presidents ("executive officers").

COMPENSATION POLICY. Sunglass Hut's business strategy is to enhance its position as one of the world's largest specialty retailers of sunglasses and as one of the world's largest retailers of watches by providing consumers a broad selection of brand name products in an easy-to-shop environment that emphasizes customer service and education.

The Company believes that only through consistent successful execution of this strategy can the long term value of Sunglass Hut to customers, suppliers, employees, shareholders and the communities it serves, be maximized and that such execution can only be achieved by a motivated group of high caliber executives attracted and retained through competitive compensation programs.

COMPENSATION PROGRAMS. To implement its compensation policy, Sunglass Hut has adopted compensation programs consisting of base salary, annual cash bonuses and annual stock option grants for the CEO, other executive officers and other management staff. These programs are performance oriented since major portions of total compensation opportunities vary both with overall Company and individual performance.

BASE SALARY. Salary ranges for each management position have been set to reflect the underlying responsibilities and accountabilities of the position. These salary ranges are reviewed annually and are benchmarked periodically to the salary ranges of similar positions in the retail industry through various sources, including use of an outside compensation consulting firm and comparison to a group of specialty retailers of similar characteristics selected by the Compensation Committee. Salary increases are based on an assessment of each individual's performance against the requirements of the job (merit), and any adjustments necessary to bring high performing executives to competitive levels (market parity).

The CEO's salary reflects both a merit and a market parity adjustment during the year.

ANNUAL CASH BONUSES. Annual cash bonus awards are based on both Company performance relative to an annual plan prepared before the beginning of each fiscal year and approved by the Board of Directors, reflecting appropriate progress toward the Company's long-term goals, and individual contributions to the achievement of the annual plan. Bonus awards may range from zero to various percentages of base salary. Company performance against the annual plan is assessed with respect to such considerations as sales growth, including comparable store sales growth, new store openings and the sales performance of new stores against plan; gross profit and margin; store contribution and margin; net income and earnings per share growth; and return on shareholders' equity. The assessment of individual performance reflects such factors as the operating results of one or more business segments for which an individual is accountable; the achievement of specific goals assigned to an individual; the further development of the human resources for which an individual is responsible; and contributions to the overall term offer that are essential to the successful execution of the Company's business strategy.

The fiscal year 1999 bonuses reflect a Company performance factor against the Company's fiscal 1999 annual plan of approximately 85%, notwithstanding a 53% increase in earnings per share. The CEO's bonus is entirely related to that performance.

STOCK OPTIONS. The Compensation Committee believes that long-term incentives should constitute a larger portion of incentive compensation potential than annual cash bonuses. The Committee further believes that stock-based incentives are the appropriate long-term incentive because they directly align management interest with shareholders' desire for long-term common stock price appreciation.

Options granted at the time of employment reflect the responsibilities of the new employee relative to those of other employees and competitive market conditions existing at the time of employment. Annual stock option grants are based on option ranges for each management position approved by the Compensation Committee. Actual option grants depend upon executive level and the Compensation Committee's assessment of Company and individual performance as previously described.

Options are non-qualified, have a ten-year term and a per share exercise price equal to the fair market value per share on the date of grant, vest equally over three or four years and, as to vested options, are subject to exercise for three months following termination of employment with certain exceptions. The annual cash bonus and stock option programs are benchmarked periodically against the practices of other retail companies through the use of an outside compensation consulting firm. These programs are also benchmarked against the programs of other specialty retail companies of similar size.

SUMMARY. The Compensation Committee believes that the Company's compensation programs are competitive with those of other specialty retailers of similar size.

                                        William S. Field, Chairman
                                        John H. Duerden
                                        William E. Phillips

                            AUDIT COMMITTEE REPORT

TO THE BOARD OF DIRECTORS OF SUNGLASS HUT INTERNATIONAL, INC.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended January 29, 2000.

We have discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended January 29, 2000.

                                        James N. Hauslein, Chairman
                                        Rohit M. Desai
                                        Robert C. Grayson

                            STOCK PERFORMANCE GRAPH

The graph below shows the five-year cumulative total shareholder return assuming the investment of $100 on January 27, 1995 (and the reinvestment of dividends thereafter) in each of Sunglass Hut Common Stock, the S&P Specialty Retail Index and the S&P 500 Index.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                            1/27/95   2/2/96  1/31/97  1/30/98  1/29/99  1/28/00
--------------------------------------------------------------------------------
Sunglass Hut International    100     243.96    67.03    62.64    82.14    79.12
--------------------------------------------------------------------------------
S&P 500                       100     135.17   167.13   208.40   272.04   296.45
--------------------------------------------------------------------------------
S&P Specialty Retail          100     115.76   144.75   259.96   534,77   507.60
--------------------------------------------------------------------------------

----------
(1) Assumes reinvestment of dividends.

                ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                 THE ANNUAL MEETING AND SHAREHOLDER PROPOSALS

Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, John X. Watson, President and CEO, and Jill Witter, Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our common stock outstanding as of the close of business on April 25, 2000, the RECORD DATE, is entitled to one vote at the Annual Meeting. On the RECORD DATE, we had approximately 42,800,165 shares of common stock issued and outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:  IS CUMULATIVE VOTING PERMITTED FOR THE ELECTION OF DIRECTORS?

A:  Cumulative voting for directors is not permitted.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of ADP Investor Communication Services will tabulate the votes.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Sunglass Hut or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to Sunglass Hut's management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Sunglass Hut will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials and/or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: Next year's Annual Meeting of Shareholders will be held on Wednesday, June 6, 2001. You may submit proposals for consideration at that meeting. In order for a shareholder proposal to be considered for inclusion in Sunglass Hut's Proxy Statement for next year's Annual Meeting, the written proposal must be received by Sunglass Hut no later than January 7, 2001. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials.

Q:  WHO ARE THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS?

A: Arthur Andersen LLP has served as the Company's independent public accountants for the fiscal year ended January 29, 2000. On recommendation of the Audit Committee, the Board has selected the firm to serve in that capacity for the 2000 fiscal year. Representatives of Arthur Andersen are expected to be present at the Annual Meeting. Such representatives may make a statement if they so desire and will be available to respond to appropriate questions by shareholders.

                                        By Order of the Board of Directors

                                        Jill Witter
                                        Vice-President, General Counsel,
                                        Secretary

Coral Gables, Florida
May 9, 2000

                                  APPENDIX A

                       SUNGLASS HUT INTERNATIONAL, INC.
                            AUDIT COMMITTEE CHARTER

SCOPE

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

MEMBERSHIP

The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc.

PRIMARY RESPONSIBILITIES

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under the circumstances.

The Committee shall recommend to the Board the appointment of the Company's independent auditor and shall review the activities and independence of the independent auditor. This includes communicating to the independent auditor that he or she is ultimately accountable to the Board and the Committee. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement). The Committee shall: (1) ensure that the independent auditor provides annually to the Committee a formal written statement delineating all relationships between the independent auditor and the Company, (2) actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and (3) recommend that the Board take appropriate action in response to the independent auditor's report to oversee the independence of the independent auditor.

The Committee shall appoint and evaluate, in consultation with executive management, the internal auditor, and review and approve the compensation of the internal auditor and the budget and staffing for the internal audit department.

The Committee shall have separate direct lines of communication between itself and the independent auditor, the internal auditor and, with regard to litigation and legal and regulatory compliance, the General Counsel.

The Committee shall review:

    1. annual audit plans of the internal auditor and the independent auditor;

    2. the results of the internal and the independent auditors' activities including major conclusions, findings and recommendations, and related management responses;

    3. the Company's accounting and financial reporting practices, annual report to shareholders and significant SEC filings;

    4. material litigation involving the Company, and litigation involving officers and directors

    5. accounting, legal, tax and other developments of major significance to the Company;

      6. adequacy and effectiveness of internal controls;

      7. major capital projects

      8. compliance with legal business policies and regulatory requirements;

      9. the continued adequacy of this Audit Committee Charter on an annual basis; and

     10. such other matters as the Board or the Committee considers appropriate.

With regard to the SEC Form 10-K, prior to its filing, the Committee, in addition to its assessment of the independent auditor's independence, shall review and discuss the audited financial statements with management, and discuss with the independent auditors the matters required to be discussed by relevant auditing standards of the accounting principles and underlying estimates used in the audited financial statements among other matters. The Committee shall report to the Board and to the shareholders whether, based on such reviews and discussions, it recommends to the Board that the most recent year's audited financial statements be included in the Company's Form 10-K to be filed with the SEC.

With regard to the SEC Form 10-Q, the Chairperson and/or his or her Committee designee(s) shall ensure that the Company's quarterly financials are reviewed by the independent auditors and the financials and Form 10-Q are discussed with management and the independent auditor prior to its filing and prior to public release of earnings.

In connection with each SEC engagement, the Committee shall discuss with the independent auditor the auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting. Such discussion shall include such matters as the consistency of the entity's accounting policies and their application, the clarity and completeness of the Company's financial statements, including related disclosures, and any items which have a significant impact on the representational faithfulness, verifiability, and neutrality of the accounting information included in the financial statements.

The Committee shall receive periodic reports from management, the General Counsel, the internal auditor and the independent auditor on matters relating to accounting, financial reporting, internal control, auditing, litigation and compliance with legal business policies and regulatory requirements. The Committee shall receive these reports pursuant to a schedule that the Committee Chairperson develops in consultation with management.

The Committee shall meet privately (without members of management present) and separately with each of the internal auditor and the independent auditor at least once each year and, when requested, with the Company's General Counsel.

The Committee may cause an investigation to be made into any matter within the scope of its responsibility. The Committee may engage independent resources to assist in its investigations, as it deems necessary.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

REVIEW

This charter shall be reviewed, reassessed and, if required, updated annually.

[GRAPHIC OMITTED]SUNGLASS HUT                                         VOTE BY PHONE - 1-800-698-6903
                 INTERNATIONAL                                        Use any touch-tone telephone to transmit your voting
[GRAPHIC OMITTED]WATCH STATION                                        instructions. Have your proxy card in hand when you
255 ALHAMBRA CIRCLE                                                   call. You will be prompted to enter your 12-digit Control
CORAL GABLES, FL 33134                                                Number which is located below and then follow the
                                                                      simple instructions the Vote Voice provides you.

                                                                      VOTE BY INTERNET - WWW.PROXYVOTE.COM
                                                                      Use the Internet to transmit your voting instructions
                                                                      and for electronic delivery of information. Have your
                                                                      proxy card in hand when you access the web site. You
                                                                      will be prompted to enter your 12-digit Control Number
                                                                      which is located below to obtain your records and create
                                                                      an electronic voting instruction form.

                                                                      VOTE BY MAIL -
                                                                      Mark, sign and date your proxy card and return it in the
                                                                      postage-paid envelope we've provided or return to
                                                                      Sunglass Hut International, Inc., c/o ADP, 51 Mercedes
                                                                      Way, Edgewood, NY 11717.






TO VOTE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:                    SGHINT              KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===================================================================================================================================
SUNGLASS HUT INTERNATIONAL, INC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1).
                                                                     FOR   WITHHOLD  FOR ALL   To withhold authority to vote, mark
                                                                     ALL      ALL    EXCEPT    "For All Except" and write the
                                                                                               nominee's number on the line below.
ELECTION OF DIRECTORS.
                                                                     [ ]      [ ]      [ ]     ____________________________________
1. 01) John H. Duerden, 02) John X. Watson

2. Upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL (1) ABOVE.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN
THE UNITED STATES.

The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's
1999 Annual Report to Shareholders.

Note: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

---------------------------------------- ----         ---------------------------------------- ----

---------------------------------------- ----         ---------------------------------------- ----
Signature (PLEASE SIGN WITHIN THE BOX)   Date         Signature (Joint Owners)                 Date
===================================================================================================================================

                                                           SGHIN2
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

================================================================================
                        SUNGLASS HUT INTERNATIONAL, INC.

                               255 ALHAMBRA CIRCLE
                           CORAL GABLES, FLORIDA 33134

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                          COMPANY'S BOARD OF DIRECTORS

The undersigned holder of Common Stock of Sunglass Hut International, Inc., a Florida corporation (the "Company"), hereby appoints John X. Watson and Jill Witter; and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all shares of stock of the Company that the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders of the Company, to be held on Wednesday, June 7, 2000 at 9:00 a.m., local time, at the Omni Colonnade Hotel, 180 Aragon Avenue, Coral Gables, Florida, 33134, and any adjournments or postponements thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

================================================================================